Exhibit 99.1


Name and Address of Reporting Person:           Leslie H. Wexner
                                                c/o Limited Brands, Inc.
                                                Three Limited Parkway
                                                Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:       Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                1/28/2005

                              Amount of
                              Securities
                             Beneficially
                                Owned                    Ownership
                              Following                    Form:
                               Reported                Direct (D) or                     Nature of Indirect
Title of Security           Transaction(s)              Indirect (I)                    Beneficial Ownership
-----------------           --------------              ------------                    --------------------
Common Stock                  15,000,000                     I  (3)               Foxcote One

Common Stock                  10,083,878                     D/I  (2)             (2)

Common Stock                   9,327,638                     I  (3)               H.R.E.I. Trust

Common Stock                   5,000,000                     I  (4)               Foxcote Two

Common Stock                   4,755,692                     D/I  (1)             (1)

Common Stock                   4,892,608                     I  (3)               Wexner Personal Holdings Corporation

Common Stock                   3,300,568                     I  (3)               Trust 600

Common Stock                   1,190,743  (5)                I  (3)               Held in The Limited, Inc. Savings and
                                                                                  Retirement Plan for Leslie H.
                                                                                  Wexner's account

Common Stock                     400,000                     I  (4)               Abigail S. Koppel Grantor Trust



See Notes on next page.

Name and Address of Reporting Person:              Leslie H. Wexner
                                                   c/o Limited Brands, Inc.
                                                   Three Limited Parkway
                                                   Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:          Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                   1/28/2005


Notes:

(1) Owned by Abigail S. Wexner ("Mrs. Wexner") directly. Owned by Leslie H. Wexner ("Mr. Wexner") indirectly, through Mrs. Wexner.

(2) Owned by Mr. Wexner directly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(3) Owned by Mr. Wexner indirectly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(4) Owned by Mrs. Wexner indirectly. Owned by Mr. Wexner indirectly, through Mrs. Wexner.

(5) Based on account balance as of December 31, 2004. The Savings and Retirement Plan is a "qualified plan" within the meaning of Rule 16b-3.



Mr. Wexner and Mrs. Wexner disclaim beneficial ownership of all indirectly owned securities reported on this Form in excess of their respective pecuniary interests therein.

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                               Abigail S. Wexner

Address of Joint Filer:                            c/o Limited Brands, Inc.
                                                   Three Limited Parkway
                                                   Columbus, OH  43216

Relationship of Joint Filer to Issuer:             Director

Issuer Name and Ticker or Trading Symbol:          Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                   1/28/2005

Designated Filer:                                  Leslie H. Wexner


SIGNATURE:


Abigail S. Wexner
----------------------------
Abigail S. Wexner


January 28, 2005
----------------
Date